     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the Exchange Offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.

     If you have sold or otherwise transferred any of your shares of 6% Series C Convertible Redeemable Preferred Stock due 2006 or shares of 6% Series D Convertible Redeemable Preferred Stock due 2007, please pass a copy of this document and the accompanying Offer to Exchange dated August 27, 2002 (the "Offer to Exchange"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the Exchange Offer is not being made directly or indirectly in Canada or in any other jurisdiction where prohibited by applicable law and such documents should not be distributed, forwarded or transmitted into or from Canada or any other jurisdiction where prohibited by applicable law by any means whatsoever including without limitation mail, facsimile, transmission, telex or telephone.

                             LETTER OF TRANSMITTAL

OFFER TO EXCHANGE $1.92 IN CASH AND 4 SHARES OF COMMON STOCK, PAR VALUE $.01 PER
                                     SHARE
                                CUSIP #G56462107
                                ("COMMON STOCK")
                                      FOR
                           EACH OUTSTANDING SHARE OF
          6% SERIES C CONVERTIBLE REDEEMABLE PREFERRED STOCK DUE 2006
                  CUSIP #G56462149, #543885404 AND #543885305
                                    AND FOR
                           EACH OUTSTANDING SHARE OF
          6% SERIES D CONVERTIBLE REDEEMABLE PREFERRED STOCK DUE 2007
                        CUSIP #543885602 AND #G56462305
                                 PURSUANT TO AN
                                 EXCHANGE OFFER
                             DATED AUGUST 27, 2002

                    [LORAL SPACE & COMMUNICATIONS LTD. LOGO]

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 A.M. (MIDNIGHT), NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 25, 2002, UNLESS THE EXCHANGE OFFER
                                  IS EXTENDED.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

             By Mail:                  By Facsimile Transmission:       By Hand or Overnight Courier:
                                    (for eligible institutions only)
   Tender & Exchange Department                                          Tender & Exchange Department
          P.O. Box 11248                     (212) 815-6433                   101 Barclay Street
      Church Street Station                                                Receive & Deliver Window
  New York, New York 10286-1248       For Confirmation Telephone:             New York, NY 10286
                                             (212) 815-6212

 Our Financial Advisor for the exchange offer is:    The Information Agent for the exchange offer is:
                  MORGAN STANLEY                                    MORROW & CO., INC.
                   1585 Broadway                                445 Park Avenue, 5th Floor
             New York, New York 10036                            New York, New York 10022
              Attn: Nathan McMurtray                            Call Collect (212) 754-8000
                  (212) 761-5409                                            or
                                                       Banks and Brokerage Firms, Please Call (800)
                                                                         654-2468
                                                         Shareholders, Please Call (800) 607-0088

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Exchange Offer dated August 27, 2002, of Loral Space & Communications Ltd. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Offer") to exchange $1.92 in cash and 4 shares of its Common Stock (the "Exchange Consideration") for each outstanding share of 6% Series C Convertible Redeemable Preferred Stock due 2006 (the "Series C Preferred Stock") and for each outstanding share of 6% Series D Convertible Redeemable Preferred Stock due 2007 (the "Series D Preferred Stock" and, together with the Series C Preferred Stock, the "Preferred Stock"), provided such shares of Preferred Stock are validly tendered and not withdrawn prior to the Expiration Date. The term "Expiration Date" shall mean 12:00 a.m. (midnight), New York City time, on Wednesday, September 25, 2002, unless the Offer is extended as provided in the Exchange Offer in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended. Capitalized terms used but not defined herein shall have the same meaning given them in the Exchange Offer.

     This Letter of Transmittal is to be completed by holders of Preferred Stock either (i) if the certificates (the "Certificates") for the Preferred Stock is forwarded herewith or (ii) if tender of this Preferred Stock is to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Preferred Stock" in the Exchange Offer.

     Holders of Preferred Stock whose Certificates for such Preferred Stock are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to 12:00 a.m. (midnight), New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer prior to such time on the Expiration Date must tender their Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Exchange Offer. See Instruction 1.

     Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Offer means any person in whose name shares of Preferred Stock are registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. Holders who wish to tender their shares of Preferred Stock must complete this Letter of Transmittal in its entirety.

              ALL TENDERING HOLDERS COMPLETE BOXES A AND B BELOW:

---------------------------------------------------------------------------------------------------------------------------------
 A.  DESCRIPTION OF OUTSTANDING SERIES C PREFERRED STOCK TENDERED
---------------------------------------------------------------------------------------------------------------------------------
  FOR SERIES C PREFERRED STOCK HOLDINGS ONLY. NAME(S) AND
     ADDRESS(ES) OF REGISTERED HOLDER(S) OF 6% SERIES C
CONVERTIBLE REDEEMABLE PREFERRED STOCK DUE 2006 (PLEASE FILL
  IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THE SHARE      PREFERRED STOCK SHARE CERTIFICATE(S) AND PREFERRED STOCK SHARES
                      CERTIFICATE(S))                                  TENDERED (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF SHARES
                                                                  CERTIFICATE          NUMBER OF SHARES         OF PREFERRED
                                                                    NUMBERS*          OF PREFERRED STOCK      STOCK TENDERED**
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                             TOTAL AMOUNT TENDERED:
---------------------------------------------------------------------------------------------------------------------------------
 *  Need not be completed by holders delivering shares of Preferred Stock by book-entry transfer.
 ** All shares of Preferred Stock held shall be deemed tendered unless a lesser number is specified in this column.
---------------------------------------------------------------------------------------------------------------------------------
 PLEASE CHECK THE BOX BELOW IF APPLICABLE:
 [ ]  I DO NOT HOLD ANY SHARES OF SERIES C PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 B.  DESCRIPTION OF OUTSTANDING SERIES D PREFERRED STOCK TENDERED
---------------------------------------------------------------------------------------------------------------------------------
  FOR SERIES D PREFERRED STOCK HOLDINGS ONLY. NAME(S) AND
     ADDRESS(ES) OF REGISTERED HOLDER(S) OF 6% SERIES D
CONVERTIBLE REDEEMABLE PREFERRED STOCK DUE 2007 (PLEASE FILL
  IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THE SHARE      PREFERRED STOCK SHARE CERTIFICATE(S) AND PREFERRED STOCK SHARES
                      CERTIFICATE(S))                                  TENDERED (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF SHARES
                                                                  CERTIFICATE          NUMBER OF SHARES         OF PREFERRED
                                                                    NUMBERS*          OF PREFERRED STOCK      STOCK TENDERED**
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                             TOTAL AMOUNT TENDERED:
---------------------------------------------------------------------------------------------------------------------------------
 *  Need not be completed by holders delivering shares of Preferred Stock by book-entry transfer.
 ** All shares of Preferred Stock held shall be deemed tendered unless a lesser number is specified in this column.
---------------------------------------------------------------------------------------------------------------------------------
 PLEASE CHECK THE BOX BELOW IF APPLICABLE:
 [ ]  I DO NOT HOLD ANY SHARES OF SERIES D PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES OF PREFERRED STOCK BY BOOK-ENTRY TRANSFER (SEE INSTRUCTION 1)):

    Name of Tendering Institution:

    DTC Account Number:                  Transaction Code Number:

--------------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

    Name of Registered Holder(s):

    Window Ticket Number (if any):

    Date of Execution of Notice of Guaranteed Delivery:

    Name of Institution which executed the notice of Guaranteed Delivery:

    IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

    Name of Tendering Institution:

    DTC Account Number:                  Transaction Code Number:

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company the above described shares of Preferred Stock in exchange for $1.92 in cash and 4 shares of Common Stock for each share of Preferred Stock validly tendered upon the terms and subject to the conditions set forth in the Exchange Offer dated August 27, 2002 and in this Letter of Transmittal. Subject to and effective upon the acceptance for exchange of all or any portion of the shares of Preferred Stock tendered herewith in accordance with the terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns, transfers and conveys to the order of the Company, all right, title and interest in and to such Preferred Stock as are being herewith.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Offer) with respect to the tendered Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Exchange Offer, to (i) deliver Certificates for Preferred Stock together with all accompanying evidence of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Consideration for the Preferred Stock, (ii) present Certificates for such Preferred Stock for transfer, and to transfer the Preferred Stock on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN, TRANSFER AND CONVEY THE PREFERRED STOCK TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SHARES OF PREFERRED STOCK TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE SALE, ASSIGNMENT, TRANSFER AND CONVEYANCE OF THE SHARES OF PREFERRED STOCK TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Preferred Stock tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Preferred Stock. The Certificate number(s) and the Preferred Stock that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered shares of Preferred Stock are not exchanged pursuant to the Offer for any reason, Certificates for such nonexchanged or nontendered shares of Preferred Stock will be returned (or, in the case of shares of Preferred Stock tendered by book-entry transfer, such shares of Preferred Stock will be credited to an account maintained at DTC) without expense to the tendering Holder, as soon as practicable following the withdrawal or rejection of tender or the expiration or termination of the Offer.

     The undersigned understands that tender of shares of Preferred Stock pursuant to any one of the procedures described in "The Exchange
Offer -- Procedures for Tendering Preferred Stock" in the Exchange Offer and in this Letter of Transmittal, and the Company's acceptance for exchange of such tendered shares of Preferred Stock, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, the Company may not be required to accept for exchange any of the shares of Preferred Stock tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that any shares of Preferred Stock not tendered or accepted for exchange be issued in the name(s) of the undersigned (or, in the case of shares of Preferred Stock tendered by book-entry transfer, by credit to the account at DTC), and that the shares of Common Stock to be issued in the Exchange be issued in the name of the undersigned. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby directs that any shares of Preferred Stock not tendered or not accepted for exchange and the shares of Common Stock to be issued in the Exchange be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any shares of Preferred Stock not tendered or not accepted for exchange be issued in the name(s) of, certificates for such shares of Preferred Stock be delivered to, and the Exchange Consideration be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any shares of Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Preferred Shares tendered.

     Holders of Preferred Stock whose Preferred Stock is accepted for exchange will not receive accrued dividends on such Preferred Stock for any period from and after the exchange of such Preferred Stock pursuant to this Offer.

     Except as stated in the Exchange Offer, this tender is irrevocable.

          ------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 5 AND 6)

        To be completed ONLY if certificates for shares of Preferred Stock not tendered or not accepted for exchange and/or the cash component of the Exchange Consideration is to be paid, or the Common Stock component of the Exchange Consideration is to be issued, to someone other than the registered holder of the Preferred Stock whose name(s) appear(s) above, or if shares of Preferred Stock are to be returned by credit to an account maintained by DTC.

   Issue  [ ] Cash consideration to be paid in the Exchange and/or
          [ ] Common Stock issued in the Exchange and/or
          [ ] Preferred Stock not tendered to

   Name(s)
   --------------------------------------------------
                                      (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:

   ------------------------------------------------------------

   Tax Identification or Social Security Number(s):

   ------------------------------------------------------------

   Credit unaccepted Preferred Stock tendered by book-entry transfer to the following account at DTC:

   ------------------------------------------------------------

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 5 AND 6)

        To be completed ONLY if certificates for shares of Preferred Stock not tendered or not accepted for exchange and/or the cash component of the Exchange Consideration is to be paid, or the Common Stock component of the Exchange Consideration is to be issued, to someone other than the registered holder of the Preferred Stock whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

   Mail  [ ] Cash consideration to be paid in the Exchange and/or
         [ ] Common Stock issued in the Exchange and/or
         [ ] Preferred Stock not tendered to

   Name(s)
   --------------------------------------------------
                                      (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:

   ------------------------------------------------------------

   Tax Identification or Social Security Number(s):

   ------------------------------------------------------------

          ------------------------------------------------------------

                                   IMPORTANT

                     ALL TENDERING HOLDERS PLEASE SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

    Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Preferred Stock hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements, stock powers and other documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Preferred Stock to comply with restrictions on transfer applicable to the Preferred Stock). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Dated:
------------------------, 2002

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Tax Identification or Social Security No.:
-------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Signature(s) Guaranteed by an eligible institution:

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Dated:
------------------------, 2002

                              SUBSTITUTE FORM W-9
          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                           DEPARTMENT OF THE TREASURY
                            INTERNAL REVENUE SERVICE

                       PAYORS' NAME: THE BANK OF NEW YORK

PAYEE INFORMATION (please print or type)
Individual or business name:

--------------------------------------------------------------------------------

Check appropriate      [ ] Individual/Sole           [ ] Corporation                   [ ] Partnership
box:                   Proprietor
                       [ ] Other                     [ ] Exempt from backup
                       ---------------------         withholding

--------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
City, state, and ZIP code:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PART I: TAXPAYER IDENTIFICATION NUMBER ("TIN")
Enter your TIN below. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. If you are a limited liability company that is disregarded as an entity separate from your owner, enter your owner's social security number or employer identification number, as applicable. For other entities, your TIN is your employer identification number.
                            Social security number:
                    [ ] [ ] [ ] - [ ] [ ] - [ ] [ ] [ ] [ ]
                                       or
                        Employer identification number:
                     [ ] [ ] - [ ] [ ] [ ] [ ] [ ] [ ] [ ]
[ ] Applied For
--------------------------------------------------------------------------------
PART II: CERTIFICATION
Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2. Under penalties of perjury, I certify that:
1. The number shown on this form is my correct TIN or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide my TIN to the payor, a portion of all reportable payments made to me by the payor will be withheld until I provide my TIN to the payor and that, if I do not provide my TIN to the payor within 60 days of submitting this Substitute Form W-9, such retained amounts shall be remitted to the IRS as backup withholding.
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
3. I am a U.S. person (including a U.S. resident alien).
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

SIGNATURE -----------------------------------     DATE -------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES, GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed either if (a) Certificates are forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Preferred Stock" in the Exchange Offer. Certificates for shares of Preferred Stock being tendered, or timely confirmation of a book-entry transfer of such Preferred Stock into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 12:00 a.m. (midnight), New York City time, on the Expiration Date.

     Holders who wish to tender their Preferred Stock and (i) whose Preferred Stock is not immediately available or (ii) who cannot deliver their Preferred Stock, this Letter of Transmittal or any other required documents to the Exchange Agent prior to 12:00 a.m. (midnight), New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer prior to the Expiration Date, may tender their Preferred Stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Exchange Offer. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to 12:00 a.m. (midnight), New York City time, on the Expiration Date; and (iii) the Certificates (or a confirmation of book-entry transfer of such Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility (as defined in the Exchange Offer)) representing all tendered Preferred Stock, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date the Exchange Agent receives such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Exchange Offer.

     The Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile to the Exchange Agent and, if required, must include a guarantee by an Eligible Institution in the form set forth in such notice. See Instruction 2 below. As used herein and in the Exchange Offer, "Eligible Institution" means a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a securities transfer association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.  GUARANTEE OF SIGNATURES.

     No signature guarantee is required on the letter of transmittal if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Preferred Stock) of Preferred Stock tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Preferred Stock is tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.  INADEQUATE SPACE.

     If the space provided in the box captioned "Number of Shares of Preferred Stock" is inadequate, the Series of Preferred Stock, the Certificate number(s) and/or the number of shares of Preferred Stock and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.  PARTIAL TENDERS AND WITHDRAWAL RIGHTS (NOT APPLICABLE TO BOOK-ENTRY
    TRANSFERS).

     If less than all the shares of Preferred Stock evidenced by any Certificate submitted are to be tendered, fill in the number of shares of Preferred Stock that are to be tendered in the box entitled "Number of Shares of Preferred Stock Tendered." In such case, the holder will receive new Certificate(s) for the remainder of the shares of Preferred Stock promptly after the Expiration Date. All shares of Preferred Stock represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Preferred Stock may be withdrawn at any time prior to 12:00 a.m. (midnight), New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Offer to Exchange prior to 12:00 a.m. (midnight), New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Preferred Stock to be withdrawn (the "Depositor"), (ii) identify the shares of Preferred Stock to be withdrawn (including the series of Preferred Stock, the certificate number(s) and number of such shares, or, in the case of Preferred Stock transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Preferred Stock was tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Transfer Agent register the transfer of such Preferred Stock into the name of the person withdrawing the tender, (iv) specify the name in which any such shares of Preferred Stock are to be registered, if different from that of the Depositor and (v) if applicable because the shares of Preferred Stock have been tendered pursuant to book-entry procedures, specify the name and number of the participant's account at DTC to be credited, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Preferred Stock so withdrawn will be deemed not to have been validly tendered for purposes of the Offer and the Common Stock will not be issued with respect thereto unless the shares of Preferred Stock so withdrawn are validly tendered.

     Properly withdrawn Preferred Stock may be retendered by following one of the procedures described in "The Exchange Offer -- Procedures for Tendering Preferred Stock" in the Exchange Offer at any time prior to the Expiration Date.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties.

     The Company, any affiliates or assigns of the Company, the Exchange Agent, the Information Agent, the Financial Advisor or any other person shall not be under any duty to give any notification of any irregularities in any

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notice of withdrawal or incur any liability for failure to give any such notification. Any shares of Preferred Stock which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Offer.

5.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of Preferred Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the shares of Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered shares of Preferred Stock are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company, in its sole discretion, of their authority to so act must be submitted with this Letter of Transmittal.

     When this Letter of Transmittal is signed by the registered owner(s) of the shares of Preferred Stock listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate stock power(s) are required unless the shares of Common Stock to be issued in the Exchange are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares of Preferred Stock listed, the Certificates must be endorsed or accompanied by appropriate stock powers, signed by the registered owner(s) exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Preferred Stock. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     If tendered shares of Preferred Stock are registered in the name of the signer of the Letter of Transmittal and the shares of Common Stock to be issued in the Exchange are to be issued (and any untendered shares of Preferred Stock are to be reissued) in the name of the registered holder (including any participant in The Depository Trust Company (also referred to as a book-entry facility) whose name appears on a security listing as the owner of shares of Preferred Stock), the signature of such signer need not be guaranteed. In any other case, the tendered shares of Preferred Stock must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If the shares of Common Stock to be issued in the Exchange are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Common Stock to be issued in the Exchange are to be issued are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Preferred Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

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7.  TAXPAYER IDENTIFICATION NUMBER.

     U.S. federal income tax law requires that a Holder (other than a person exempt from this requirement as discussed below) whose tendered Preferred Stock is accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a Preferred Stock Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, receipt of the Exchange Consideration pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund or credit may be obtained.) Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements.

     Under U.S. federal income tax laws, payments made by the Company pursuant to the Exchange Offer may be subject to backup withholding at a rate of 30%. In order to avoid being subject to back-up withholding, each tendering Holder must provide the Holder's correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the Holder is awaiting a TIN) and that: (i) the Holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to back-up withholding; or (iii) certify in accordance with the Substitute Form W-9 that such Holder is exempt from back-up withholding.

     Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. To prevent possible erroneous back-up withholding, an exempt Holder must check the appropriate box under "Payee Information," enter its correct TIN in Part I of the Substitute Form W-9, and sign and date the form. See the enclosed Substitute Form W-9 for additional instructions.

     In order for a nonresident alien or foreign entity to qualify as an Exempt Holder, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status," signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Exchange Agent.

     If you do not have a TIN, check the box "Applied For" in Part I of the Substitute Form W-9, consult Part II of the Substitute Form W-9 for instructions on applying for a TIN, and sign and date the form. If you do not provide your TIN to the Exchange Agent within 60 days, back-up withholding will begin and continue until you furnish your TIN to the Exchange Agent. Note: Checking the "Applied For" box in Part I of the Substitute Form W-9 indicates that you have already applied for a TIN or that you intend to apply for one in the near future.

     If you have any questions concerning the Substitute Form W-9 or any information required therein, please contact the Exchange Agent.

8.  IRREGULARITIES.

     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Preferred Stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or purchase for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Offer set forth in the Exchange Offer under "The Exchange Offer -- Conditions" or defects, irregularities or conditions of tender as to particular shares of Preferred Stock, whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of shares of Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been waived or cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of shares of Preferred Stock, neither the

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

Company, any affiliate or assign of the Company nor the Exchange Agent, the Information Agent, the Financial Advisor nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification. Any shares of Preferred Stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

9.  QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Exchange Agent, the Information Agent or our Financial Advisor at their addresses and telephone numbers set forth on the front of this Letter of Transmittal. Additional copies of the Exchange Offer, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

10.  LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any Certificate(s) representing Preferred Stock have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed by the Exchange Agent as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

11.  SECURITY TRANSFER TAXES.

     Holders who tender their Preferred Stock for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, certificates representing the shares of Preferred Stock not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Preferred Stock in connection with the Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

12.  CONFLICTS.

     In the event of any conflict between the terms of the Exchange Offer and the terms of this Letter of Transmittal, the terms of the Exchange Offer will control.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 A.M.
            (MIDNIGHT), NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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